SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 16, 2006

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:   (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   8.01   Other Events.

On August 16, 2006, the registrant, Cubist Pharmaceuticals, Inc., issued a press release announcing that the New England Journal of Medicine had published results from the registrant’s landmark Phase 3 study of CUBICIN® (daptomycin for injection) at 6 mg/kg as monotherapy vs. dual therapy standard of care for the treatment of patients with Staphylococcus aureus blood stream infections (bacteremia) and infective endocarditis (infection of the heart valves).  A copy of the press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item   9.01   Financial Statements and Exhibits.

(d)          Exhibits.

99.1	Press Release dated August 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ David W.J. McGirr
David W.J. McGirr
Senior Vice President and
Chief Financial Officer

Dated: August 22, 2006